Other Events	12 Months Ended
Dec. 31, 2012
Other Events [Abstract]
Other Events

Note 28 – Other Events

On January 23, 2013, the Board of Directors of FHN declared a quarterly dividend of $0.05 per share of common stock payable April 1, 2013 to common shareholders of record on March 15, 2013. The dividend represents an increase compared to the $0.01 rate declared each quarter in 2012. On the same day, the Board of Directors of FHN also increased its share repurchase program launched in fourth quarter 2011 by $100 million to a total of $300 million and extended the program through January 2014. The program enables FHN to repurchase its common stock in the open market, in privately negotiated transactions or otherwise, subject to market conditions.

On January 31, 2013, FHN issued 1,000 shares having an aggregate liquidation preference of $100 million of Series A Non-Cumulative Perpetual Preferred Stock for net proceeds of approximately $96 million. Dividends on the Series A Preferred Stock, if declared, accrue and are payable quarterly, in arrears, at a rate of 6.20 percent per annum. For the issuance, FHN issued depositary shares, each of which represents a fractional ownership interest in a share of FHN's preferred stock. These securities qualify as Tier 1 Capital.